As filed with the Securities and Exchange Commission on September 28, 1999
                                                     Registration No. 333-37491



                     SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                           Pre-Effective Amendment No.                   [ ]

                           Post-Effective Amendment No.     2            [X]


                                      and/or


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                 Amendment No.      3                    [X]



                    GEORGIA DAILY MUNICIPAL INCOME FUND, INC.

               (Exact Name of Registrant as Specified in Charter)


                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                              New York, New York  10020
               (Address of Principal Executive Offices) (Zip Code)


          Registrant's Telephone Number, including Area Code: (212) 830-5220


                               BERNADETTE N. FINN
                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)


                        Copy to: MICHAEL R. ROSELLA, Esq.
                                Battle Fowler LLP
                               75 East 55th Street
                            New York, New York 10022


It is proposed that this filing will become effective: (check appropriate box)



             [X ]     immediately upon filing pursuant to paragraph (b)
             [  ]     on ( ) pursuant to paragraph (b)
             [  ]      60 days after filing pursuant to paragraph (a)
             [  ]     on (date) pursuant to paragraph (a) of Rule 485
             [  ]     75 days after filing pursuant to paragraph (a) (2)
             [  ]     on (date) pursuant to paragraph (a) (2) of Rule 485



If appropriate, check the following box:


[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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GEORGIA DAILY MUNICIPAL                                    600 FIFTH AVENUE
INCOME FUND, INC.                                          NEW YORK, N.Y. 10020
Class A Shares; Class B Shares                             (212) 830-5220

--------------------------------------------------------------------------------
PROSPECTUS
September  28, 1999


       A money market fund whose investment objectives are to seek as high a level of current income, exempt from regular Federal income tax and to the extent possible from Georgia income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


       The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




   TABLE OF CONTENTS


2  Risk/Return Summary: Investments, Risks,       6   Management, Organization
   and Performance                                    and Capital Structure
3  Fee Table                                      7   Shareholder Information
4  Investment Objectives, Principal Investment    15  Distribution Arrangements
   Strategies and Related Risks                   17  Financial Highlights

I.  RISK/RETURN SUMMARY: INVESTMENTS,         RISKS, AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------
     The Fund seeks as high a level of current income, exempt from regular Federal income tax and to the extent possible, from Georgia income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


Principal Investment Strategies
--------------------------------------------------------------------------------
     The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)      Georgia, and its political subdivisions;

(ii) Puerto Rico and other United States Territories, and their political subdivisions; and

(iii)    other states.

     These debt obligations are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e. 25% or more of the Fund's total net assets) in Georgia Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies or other financial institutions.

Principal Risks
--------------------------------------------------------------------------------
o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Because the Fund intends to concentrate in Georgia Municipal Obligations, including Participation Certificates therein, investors should also consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund invests in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in Georgia Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Georgia issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political and economic conditions within Georgia can affect the credit quality of issuers located in that state. Risk factors affecting the State of Georgia are described in "Georgia Risk Factors" in the Statement of Additional Information.


Risk/Return Bar Chart and Table
--------------------------------------------------------------------------------
     A bar chart and table will be available to track the Fund's performance once the Fund has been in operation for a full calendar year. The current 7-day yield of the Fund's two classes may be obtained by calling the Fund toll-free at 1-800-221-3079.

                                 FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                                                  Class A Shares  Class B Shares


Management Fees................................         0.40%          0.40%
Distribution and Service (12b-1) Fees..........         0.25%          0.00%
Other Expenses.................................         2.33%          2.33%

  Administration Fees..........................   0.21%   _____  0.21% _____

Total Annual Fund Operating Expenses...........         2.98%          2.73%



The Manager has voluntarily waived the entire Management Fee and Administration Fee and reimbursed a portion of the Fund's "Other Expenses" with respect to both Class A and B shares. The reimbursement of the Fund's "Other Expenses," with respect to both Class A and B shares was 1.58%. The actual Total Annual Fund Operating Expenses for Class A were 0.79% and for Class B 0.54%. This fee waiver and reimbursement arrangement may terminated at any time at the option of the Manager.



Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Year       3 Years       5 Years       10 Years


   Class A:             $ 301           $ 921         $ 1,567        $ 3,299

   Class B:             $ 276           $ 847         $ 1,445        $ 3,061

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
--------------------------------------------------------------------------------
     The Fund is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income, exempt from regular Federal income tax and, to the extent possible from Georgia income taxes, consistent with preserving capital, maintaining liquidity and stabilizing principal.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change.

Principal Investment Strategies
--------------------------------------------------------------------------------

Generally

     The Fund will invest primarily (i.e., at least 80%) in short-term, high quality, debt obligations which include:

(i) Georgia Municipal Obligations issued by or on behalf of the State of Georgia or any Georgia local governments, or their instrumentalities, authorities or districts;

(ii) Territorial Municipal Obligations issued by or on behalf of Puerto Rico and the Virgin Islands or their instrumentalities, authorities, agencies and political subdivisions; and

(iii) Municipal Obligations issued by or on behalf of other states, their authorities, agencies, instrumentalities and political subdivisions.

The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying municipal obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes.

     The Fund may invest more than 25% of its assets in Participation Certificates and other Georgia Municipal Obligations.

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates, the Fund reserves the right to invest up to 20% of its total assets in taxable securities whose interest income is subject to regular Federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Taxable Securities" in the Statement of Additional Information.

     Included in the same 20% of total assets in taxable securities, the Fund may also purchase securities and participation certificates whose interest income may be subject to the Federal alternative minimum taxes.

     To the extent suitable Georgia Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax, but will be subject to Georgia income taxes.

     The Fund will invest at least 65% of its total assets in Georgia Municipal Obligations, although the exact amount may vary from time to time. However, as a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment advisor. These securities may cause the Fund to distribute income subject to Federal and/or Georgia income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Securities or Participation Certificates issued by a single issuer unless the Municipal Obligations are of the highest quality.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations or Participation Certificates backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's Board of Directors to be of comparable quality.

     Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

     For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------
     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Georgia Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in Georgia Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of Georgia and its political subdivisions.

     The primary purpose of investing in a portfolio of Georgia Municipal Obligations is the special tax treatment accorded Georgia resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the Georgia issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Unfavorable political and economic conditions within the state of Georgia can affect the credit quality of issuers located in that state. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Georgia issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

     As the Year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Fund's investment advisor is in the process of working with the Fund's service providers to prepare for the Year 2000. Based on information currently available, the investment advisor does not expect that the Fund will incur material costs to be Year 2000 compliant. Although the investment advisor does not anticipate that the Year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the Year 2000 will be sufficient to avoid an adverse impact on the Fund. The Year 2000 problem may also adversely affect issuers of the securities contained in the Fund, to varying degrees based upon various factors, and thus may have a corresponding adverse effect on the Fund's performance. The investment advisor is unable to predict what effect, if any, the Year 2000 problem will have on such issuers. At this time, however, it is generally believed that municipal issuers may be more vulnerable to Year 2000 issues or problems than will other issuers.

III.  MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

     The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of August 31, 1999 the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $14.1 billion. The Manager has been an investment adviser since 1970 and currently is manager of eighteen other registered investment companies. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .40% per annum of the Fund's average daily net assets for managing the

Fund's investment portfolio and performing related services.

     Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .21% per annum of the Fund's average daily net assets.

     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors Inc., the Distributor, receives a servicing fee equal to .25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.    SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (discussed herein) and from investors directly.

Pricing of Fund Shares
--------------------------------------------------------------------------------
     The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Class. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Shares are issued as of the first determination of the Fund's net asset value per share for each Class made after receipt of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Purchase of Fund Shares
--------------------------------------------------------------------------------
     The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors purchasing shares through a Participating Organization with which they have an account become Class A shareholders. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders of the Fund. Class B shareholders do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, as fiduciaries, may not be legally permitted to receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing the (i) total number of Fund shares owned as of the statement closing date, (ii) purchase and redemptions of Fund shares, and (iii) dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares
--------------------------------------------------------------------------------
     Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to their customers who are shareholders in the Fund ("Participant Investors") each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing the
(i) total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares during the period covered by the statement, and (iii) income earned by Fund shares during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Class B Shares
--------------------------------------------------------------------------------
     Investors who wish to invest in the Fund directly may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

    Within New York                    212-830-5220
    Outside New York (TOLL FREE)       800-221-3079

Mail

     Investors may send a check made payable to "Georgia Daily Municipal Income Fund, Inc." along with a completed subscription order form to:

    Georgia Daily Municipal Income Fund, Inc.
    Reich & Tang Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds.

Bank Wire

     To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:

    Investors Fiduciary Trust Company
    ABA # 101003621
    Reich & Tang Funds
    DDA # 890752-9554
    For Georgia Daily Municipal
       Income Fund, Inc.
    Account of (Investor's Name)
    Fund Account #
    SS#/Tax ID#

     The investor should then promptly complete and mail the subscription order form.

     Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished before 12 noon, New York City time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

     Deliver a check made payable to "Georgia Daily Municipal Income Fund, Inc." along with a completed subscription order form to:

    Reich & Tang Mutual Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege
--------------------------------------------------------------------------------
     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.

Subsequent Purchases of Shares
--------------------------------------------------------------------------------
     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     Georgia Daily Municipal Income Fund, Inc.
     Mutual Funds Group
     P.O. Box 13232
     Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
--------------------------------------------------------------------------------
     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Georgia Daily Municipal Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

     All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

     Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Checks

     By making the appropriate election on their subscription order form, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase.

     There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks.

Telephone

     The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

     A shareholder making a telephone withdrawal should call the Fund at 212-830-5220 (outside New York at 800-221-3079) and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

     There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted. Additional exceptions include any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

Specified Amount Automatic
Withdrawal Plan
--------------------------------------------------------------------------------
     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. The withdrawal plan involves the redemption of Fund shares. Such withdrawals may constitute taxable events to the shareholder, but the Fund does not expect that there will be any realized capital gains.


Dividends and Distributions
--------------------------------------------------------------------------------
     The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
--------------------------------------------------------------------------------
     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser and which participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholder of the Fund is entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser or manager.

     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made.

     Instructions for exchanges may be made by sending a signature guaranteed written request to:

    Georgia Daily Municipal Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York) or 800-221-3079 (outside New York). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Tax Consequences
--------------------------------------------------------------------------------
     The purchase of Fund shares will be the purchase of an asset. Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular Federal income tax, provided the Fund complies with Section 852(b)(5) of the Internal Revenue Code, but may be subject to Federal alternative minimum tax. These dividends are referred to as exempt interest dividends.

     The Fund may invest a portion of its assets in securities that generate income that is not exempt from Federal or state income tax. Income exempt from Federal income tax may be subject to state and local income tax. The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to Federal, state and local income tax.

     For Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

     Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest.

     Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Battle Fowler LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

     The United States Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

Georgia Taxes

     Under Section 48-7-27(b)(1)(A) of the Official Code of Georgia Annotated, interest on obligations of the State of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the State of Georgia's individual income tax. Likewise, under Section 48-7-27(b)(2) of the Official Code of Georgia Annotated interest on exempt obligations of the U.S. government, its territories and possessions (including Puerto Rico, Guam, and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government is also exempt from the State of Georgia's individual income tax. To the extent that distributions from the Fund attributable to interest on obligations of the State of Georgia and its political subdivisions are excluded from federal adjusted gross income, therefore, they will likewise be excluded from the Georgia individual income tax.

     The stated position of the Georgia Department of Revenue is that the exempt treatment for interest derived from such exempt obligations is also extended to distributions of regulated investment companies, such as the Fund. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

     Any distributions of net short-term and net long-term capital gains earned by the Fund are fully included in each individual shareholder's Georgia taxable income as dividend income and long-term capital gain, respectively, and are currently taxed at ordinary income tax rates. Ownership of Shares in the Fund may also result in collateral Georgia tax consequences for certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

V.   DISTRIBUTION ARRANGEMENTS

     Rule 12b-1 Fees
--------------------------------------------------------------------------------
     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect only to the Class A shares, a service fee equal to .25% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey and Pullen, LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                        July 14, 1998                    January 14, 1999
                                                (Commencement of Operations)         (Commencement of Sales) to
                                                       May 31, 1999                       May 31, 1999
                                                        ------------                       ------------
                                                          Class A                             Class B

Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period................   $     1.00                         $     1.00
                                                        ------------                         ---------
Income from investment operations:
 ...............................Net investment income         0.022                              0.009
Less distributions:
  Dividends from net investment income                      (0.022)                            (0.009)
                                                        ------------                         ---------
Net asset value, end of period......................   $     1.00                         $     1.00
                                                       ============                       =============

Total Return........................................         2.50%*                             2.47%*
Ratios/Supplemental Data

Net assets, end of period (000).....................   $    6,583                         $      240
Ratios to average net assets:
Expenses (net of fees waived and expenses reimbursed)+       0.79%*                             0.54%*
Net investment income...............................         2.48%*                             2.66%*
Management and administration fees waived...........         0.61%*                             0.61%*
Expenses reimbursed.................................         1.58%*                             1.58%*
Expense offsets.....................................         0.04%*                             0.04%*



*    Annualized

+     Includes expense offsets.

                                     GEORGIA
                             DAILY MUNICIPAL INCOME
                                   FUND, INC.




                                   PROSPECTUS
                               September 28, 1999



                            Reich & Tang Distributors, Inc.
                                600 Fifth Avenue
                               New York, NY 10020
                                   (212) 830-5220



     A Statement of Additional Information (SAI) dated September 28, 1999, and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this prospectus. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.

================================================================================




===============================================================================

     A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C.
20549-6009.


811-08425



GA999P

GEORGIA
DAILY TAX FREE                              600 Fifth Avenue, New York, NY 10020
INCOME FUND, INC.                           (212) 830-5220

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                               September 28, 1999


            RELATING TO THE GEORGIA DAILY MUNICIPAL INCOME FUND, INC.

                       PROSPECTUS DATED SEPTEMBER 28, 1999



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Georgia Daily Municipal Income Fund, Inc. (the "Fund"), dated September 28,1999, and should be read in conjunction with the Fund's Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 221-3079. The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus.

This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                                  Table of Contents
-------------------------------------------------------------------------------------------------------------------

Fund History....................................2           Capital Stock and Other Securities......................18
Description of the Fund and its Investments......           Purchase, Redemption and Pricing of Shares..............19
  and Risks.....................................2           Taxation of the Fund....................................20
Management of the Fund.........................13           Underwriters............................................22
Control Persons and Principal Holders of                    Calculation of Performance Data.........................22
  Securities...................................14           Financial Statements....................................23
Investment Advisory and Other Services.........15           Description of Ratings..................................24
Brokerage Allocation and Other Practices.......18           Taxable Equivalent Yield Tables.........................25

I.  FUND HISTORY

The Fund was incorporated on October 7, 1997 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income exempt from regular Federal tax and to the extent possible from Georgia income taxes consistent with preserving capital, maintaining liquidity and stabilizing principal.
No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of Georgia , other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for Federal income tax purposes). Dividends that are properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular Federal income tax provided the Fund qualifies as a regulated investment company and complies with Section 852(b)(5) of the Internal Revenue Code of 1986 (the "Code"). Although the Supreme Court has determined that Congress has the authority to tax the interest on bonds such as the Municipal Obligations, existing law excludes such interest from regular Federal income tax. However, such interest, including "exempt-interest dividends" may be subject to the Federal alternative minimum tax.

Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. Exempt-interest dividends that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of Georgia or any Georgia local governments, or their instrumentalities, authorities or districts ("Georgia Municipal Obligations") will be exempt from Georgia personal income taxes. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that Georgia is prohibited from taxing under the Constitution, the laws of the United States of America or the Georgia Constitution ("Territorial Municipal Obligations"), also should be exempt from Georgia personal income taxes provided the Fund complies with applicable Georgia laws. To the extent that suitable Georgia Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal Income Tax but will be subject to Georgia personal income taxes. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in Georgia Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share of each Class. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Georgia Municipal Obligations. In view of this "concentration" in bank Participation Certificates in Georgia Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer, unless Municipal Obligations are of the highest quality.

The Fund intends to qualify as a "regulated investment company" under the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which is limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments" and "Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of Georgia issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other Federal tax-exempt, and to the extent possible, Georgia gross income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that can not be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees

--------------------------------------------------------------------------------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).

In view of the "concentration" of the Fund in Participation Certificates in Georgia Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' prime rates, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund only makes commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it will not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally will be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund will value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable will be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment will be unconditional and unqualified. A stand-by commitment will not be transferable by the Fund, although it can sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below. The interest income from such securities is subject to regular Federal or Georgia state income tax, under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than will be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

GEORGIA RISK FACTORS

Considerations Relating to Georgia Debt

The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State of Georgia may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10 percent of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

The State of Georgia operates on a fiscal year beginning July 1 and ending June
30. For example, "fiscal 1998" refers to the year ended June 30, 1998. As of October 31, 1998, the total principal indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt totaled $5,187,785,000 and the highest aggregate annual payment for such debt equaled 4.94% of fiscal 1999 State estimated treasury receipts.

The Georgia Constitution also permits the State of Georgia to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year that was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia, counties, municipalities, and other political subdivisions, and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

Currently, Moody's Investors Service, Inc., rates Georgia general obligation bonds Aaa, and Fitch IBCA, and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., rate such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political, or other conditions that do not affect the above ratings.

Economic Factors

The following brief summary regarding the economy of Georgia is based upon information drawn from the official statements of issuers located in Georgia, other publicly available documents and oral statements from various federal and State agencies. None of the information contained in such publicly available documents has been independently verified.

The following discussion regarding the financial condition of the government of the State of Georgia may not be relevant to general obligation or revenue bonds issued by political subdivisions of and other issuers in Georgia. Such financial information is based upon information about general financial conditions that may or may not affect individual issuers of obligations within the State of Georgia.

The financial condition of the State of Georgia is affected by various national, economic, social, and environmental policies and conditions. Moreover, Constitutional and statutory limitations imposed on the State of Georgia and its local governments concerning taxes, bond indebtedness, and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Municipal Obligations to satisfy their obligations.

Economic activity and employment levels have remained high in Georgia following the end of the 1996 Olympic Games in Metropolitan Atlanta. Georgia is the site of many military bases and defense cutbacks could have adverse effects on statewide employment levels. Such possible effects should be weighed in light of fiscal 1998 revenue collections of $12.5 billion, an increase of 4.81% over collections for the previous fiscal year.

Based on data of the State of Georgia, Department of Audits for fiscal 1998, income tax receipts and sales tax receipts of the State for fiscal 1998 made up approximately 49% and 32%, respectively, of the total State tax revenues.

The unemployment rate of the civilian labor force in the State of Georgia as of April 1999 was 3.6% according to data provided by the Georgia Department of Labor. In descending order, services, wholesale and retail trade, government, manufacturing, and construction make up the largest sources of employment within the State of Georgia.

Revenue Collection Information Systems Internal Control Review

Pursuant to a review of the Georgia Department of Revenue's revenue collection information systems by the State Auditor, it was determined that from April 1995 to May 1996 the Department did not maintain an adequate accounting system to determine the accuracy of the amounts of Local Option Sales Tax, Special Purpose Local Option Sales Tax, and MARTA Sales Tax collected by the Department on behalf of local governments and the disbursements of those taxes to local governments imposing the sales-based taxes. The Department of Revenue during this period estimated collections and disbursements to local governments by reviewing the payment pattern to the local governments for the previous 24-month period and followed that pattern, adjusting for known growth in sales tax collections.

The Department ceased using estimates for making payments to local governments in May 1996, and implemented temporary computer-based and manual processing systems to permit disbursements based on actual collections. In August 1997, the Department completed installation of a new computer-based accounting system that contains enhanced internal controls and balancing functions and is expected to account accurately for the various local sales tax collections, to allocate the disbursements thereof to local governments, and to impose adequate internal controls. The State Department of Audits is currently accessing the adequacy and effectiveness of the system's controls and the accuracy of the financial data processed in the new system.

Year 2000 Compliance

Like other large organizations, the State, its agencies, and many of its political subdivisions and authorities are subject to the costs and risks associated with what has come to be known as "Year 2000" compliance, which arises because many computer programs accept only two-digit entries in date code fields used for, among other things, calculation and report generation features. Wherever the State and its agencies use information systems, the resulting inability of such computer programs to distinguish between the years 1900 and 2000 presents a number of risks. Such risks include, for example, disruption of the distribution of State funds with respect to transfer payments, taxes, State payroll, and transfer to local government, and disruption of other information processing with respect to preparation of tax assessment notices and calculation of prisoner release date, as well as the inefficiencies and delays caused by system-generated errors and potential litigation as a result of any of such disruptions or delays. In addition, the State's receipt of revenues from its various revenue sources, both in the public and private sectors, could be adversely affected by Year 2000 compliance problems experienced by such revenue sources.

Accordingly, the State offered its agencies the opportunity to participate in a series of planning and assessment activities aimed at Year 2000 compliance, which utilized the services of an independent consultant. This State-sponsored consulting contract has produced a status assessment and developed estimated costs of implementing remediation and replacement strategies to reduce and eliminate Year 2000 risks for the participating agencies. The State's approach to funding Year 2000 compliance has been to include such costs with those related to the State's ongoing goal of modernization and standardization of existing information systems. The State's 1998 Supplemental Budget authorized the expenditure of approximately $152,000,000 to address Year 2000 compliance, all of which has already been allocated to state agencies for their Year 2000 compliance efforts. The Department of Revenue has already received approximately $51,000,000 of such funds. The State is in the process of estimating additional funding requirements (including for non-participating State agencies submitting independently produced Year 2000 compliance and system modernization funding requirements); however, actual costs may vary from the estimates and may be significantly higher.

The State and its agencies are currently continuing these remediation and testing efforts in order that all information systems used by the State will function properly before, during, and after the Year 2000, subject, however, to the General Assembly of the State appropriating the requested funds and the continued ability of the State to employ and retain sufficient information technology professionals to plan and implement remediation and replacement strategies. The Governor of the State has directed that all agencies of the State will have fixed, replaced and performed testing on all mission critical systems by March 31, 1999. In the event that an agency projects that it may not meet the March 31, 1999 deadline with respect to its mission critical systems, the Governor has directed that alternate business processes be defined by October 1, 1998 with full contingency plans in place by December 1, 1998. No assurance can be given at this time, however, that these efforts will be successful prior to the Year 2000.

As discussed above, the State has taken and is continuing to take action to assess, plan and implement remediation and replacement strategies to reduce and eliminate Year 2000 risk. All of the potential risks and costs associated with the failure to remediate, however, cannot be accurately identified and quantified at this time. In particular, the adverse impact of the Year 2000 compliance problems on the revenues normally available to the State, both from private and public sectors, cannot be accurately quantified. No assurance can be given that the General Assembly will appropriate adequate funds to assure compliance, that other possible implementation delays or problems that may arise can be resolved on a timely basis, or that the State will not be exposed to potential claims resulting from Year 2000 noncompliance.

The State has established a Year 2000 website at http://www.year2000.state.ga.us/ which provides information with respect to the State's Year 2000 compliance efforts. No representation is made, however, that the information in such website is accurate or includes all material information with respect to the State's Year 2000 compliance efforts. Furthermore, the State is under no obligation to update the website or to continue to make the website available.

Legal Proceedings

The State of Georgia from time to time is involved in certain legal proceedings that may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits that could have a significant impact on the State's financial position are summarized below.

Abbott Laboratories v. Georgia Department of Administrative Services, et al., Fulton Superior Court Civil Action No. E-65451. The plaintiff in this case is seeking unspecified damages against the Department of Administrative Services ("DOAS") and the Department of Human Resources under breach of contract and promissory estoppel theories. The case arises out of DOAS' issuance of a notice of award to Abbott Laboratories, Ross Products Division in connection with the WIC Infant Formula Rebate Program. The Director of State Purchasing subsequently ordered cancellation of the notice of award and rebid because of conflicting information that created a contradiction in the bidding specifications. The damages sought are unspecified and speculative. Discovery is ongoing in this matter. The State intends to file a motion for summary judgment at the close of discovery.

Age International, Inc. v. State (two cases). Two suits for refund of alcohol taxes have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds, plus interest, imposed under Section 3-4-60 of the Official Code of Georgia Annotated, as amended in 1985 after the decision of the United States Supreme Court in Bacchus Imports, Ltd. v. Dias, 468 U.S. 263
(1984). These claims constitute 99% of all such taxes paid during the three years preceding the claims. In addition, the claimants have filed a second suit for refund for an additional $23 million, plus interest, for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statute of limitations for the years in question, i.e., 1989 through January 1993. The cases are pending in the trial court at the discovery stage. The trial court has granted the State's motion for summary judgment, and 12 of the 23 claimants have appealed to the Georgia Supreme Court. The total principal amount of the claims for refund by the

12 Plaintiffs who did appeal now appears to be approximately $42 million. The total principal dollar amount of the claims for refund by the 11 Plaintiffs who did not appeal, which claims appear to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be approximately $54 million.

Cobb County, et al. v. Georgia et al., Fulton Superior Court Civil Action No. E-67414 and DeKalb County, et al. v. Georgia, et al., Fulton Superior Court Civil Action No. E-67520. In related cases, each County and certain of its officials has sued the State of Georgia, the Department of Revenue, and various state officials, and the Department of Audits (collectively "the State") in connection with the State's collection and distribution of local option sales taxes to the counties. In Cobb, the County sought an accounting, a writ of mandamus, injunctive relief and additional relief based upon theories of unjust enrichment and bailment. Cobb's claims related to the State's administration of state and local option sales taxes from April 1, 1995 to the present. Cobb sought $19 million in relief. In DeKalb, the County asserts similar grounds for relief with the addition of a claim for declaratory relief. DeKalb's claims relate to the State's administration of state and local option sales taxes from July 1, 1997 to the present. DeKalb seeks unspecified monetary relief but estimates a shortfall in distributions from the State of $15 million. The State filed motions to dismiss in both cases and additionally, in Cobb, filed a counterclaim against the County for $10.4 million. The trial court has granted the State's motion to dismiss in both actions. DeKalb County has appealed this ruling, claiming that certain of its claims were meritorious and seeking to litigate those claims. The State believes that the period for Cobb County to appeal has lapsed, although a motion by Cobb County remains pending in the trial court. The State intends to contest all claims against it vigorously. The State believes that the substance of Plaintiff's claims in both cases is unsubstantiated. This appeal has been fully briefed and argued, and a decision is awaited from the Supreme Court of Georgia.

George Jackson, et al. v. Georgia Lottery Corporation. Plaintiffs seek a court order declaring that two games sponsored by the Georgia Lottery Corporation, "Quick Cash" and "Cash Three," are unconstitutional and enjoining the lottery from further offering these games. Plaintiffs also seek the return of all monies played on these games during a specified period, approximately $1,703,462,781. As a preliminary matter, the Court has ruled that the plaintiffs would not be legally entitled to the monies claimed. On an interlocutory appeal, the Georgia Court of Appeals ruled that the Lottery Corporation does not have sovereign immunity but ruled for the Corporation on the merits. The Plaintiffs petitioned for a writ of certiorari to the Supreme Court of Georgia, and the Supreme Court denied the petition. The remittitur of the Court of Appeals has been returned to the trial court. Any judgment against the Georgia Lottery Corporation would not be satisfied from the State's general fund. See O.C.G.A. Sec. 50-27-32(c).

Georgia Department of Administrative Services, et al. v. Abbensett, et al., Gwinnett Superior Court Civil Action No. 96A-0395-16. This case arises in the context of a declaratory judgment action brought by the State of Georgia and counterclaims filed by the defendants. A young professional woman and mother was killed in an automobile accident when her car collided with another vehicle. The other vehicle was a state-owned vehicle driven by an employee of a for-profit corporation, which had contracted with Fulton County, Georgia, to provide a transportation service. Fulton County had a contract with the Atlanta Regional Commission concerning the transportation service program, and the Atlanta Regional Commission, in turn, had a contract with the Georgia Department of Human Resources. In June 1996, the Georgia Department of Human Resources and the Georgia Department of Administrative Services brought declaratory judgment actions against the decedent's estate and others to assert the absence of any duty to insure the second driver. In August 1996, the estate and other parties filed tort counter-claims for wrongful death. The State's self-insurance program and the State's vehicle insurer have settled with the decedent's estate in a total amount of $675,000; the State's share was $175,000. The State has reached a settlement of all remaining claims for a total of less than $200,000.

W.J. Luke, an individual, v. Georgia Department of Natural Resources, et al., Fulton Superior Court Civil Action No. E-62384. This civil action was filed in October 1997, on behalf of W.J. Luke and all other contributors to the Georgia Underground Storage Tank Trust Fund, established under the Georgia Underground Storage Tank Act, O.C.G.A. ss. 12-13-1, et seq., for refund of all monies collected under that Act, interest, and attorney's fees. From the time of its inception in 1988 to the present, the Fund has collected approximately $82 million. The State has stated it belief that it has substantial defenses to assert and its intention to defend the case vigorously. The State was granted a motion to dismiss the action, on the grounds that no justiciable controversy exists, and the Plaintiff has filed an appeal with the Georgia Supreme Court. The State filed a motion to transfer the case to the Georgia Court of Appeals, which was denied. The Supreme Court has heard oral arguments and a decision by the Court is pending.

The foregoing information does not purport to be a complete or exhaustive description of all conditions to which the issuers of Georgia Municipal Obligations are subject. Many factors including national economic, social, and environmental policies and conditions that are not within the control of the issuers of Municipal Obligations could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State of Georgia. Since Georgia Municipal Obligations in the Fund (other than general obligation bonds issued by the State) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the State could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Georgia Municipal Obligations in the Fund to pay the debt service requirements on the Georgia Municipal Obligations. Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the State and thus could adversely affect the ability of the State to pay the debt service requirements of any Georgia general obligation bonds in the Fund.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:


1. Make portfolio investments other than as described under "Description of the Fund and its Investments and Risks". Any other form of Federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and its Investments and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and its Investments and Risks" herein.

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit will be considered a separate security and will be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

11. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.

Steven W. Duff, 45 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is President and a Director/Trustee of 13 other funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.


Dr. W. Giles Mellon, 68 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


Robert Straniere, 58 - Director of the Fund, has been a member of the New York State Assembly and a partner with the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex, and Director of Life Cycle Mutual Funds, Inc.

Dr. Yung Wong, 60 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong has been a Director of Republic Telecom Systems Corporation (a provider of telecommunications equipment) since January 1989 and of TelWatch, Inc. (a provider of network management software) since August 1989. Dr. Wong is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex, and is also a Trustee of Eclipse Financial Asset Trust.

Molly Flewharty, 48 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of 18 other funds in the Reich & Tang Fund Complex.


Lesley M. Jones, 51 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of 14 other funds in the Reich & Tang Fund Complex.


Dana E. Messina, 42 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly
Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of 15 other funds in the Reich & Tang Fund Complex.

Bernadette N. Finn, 51 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of 13 other funds in the Reich & Tang Fund Complex, and a Vice President and Secretary of 5 funds in the Reich & Tang Fund Complex.

Richard DeSanctis, 42 - Treasurer of the Fund, has been Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993. Mr. De Sanctis is also Treasurer of 17 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.


Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.


The Fund paid an aggregate remuneration of $6,000 to its directors with respect to the period ended May 31, 1999, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein).

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $1,000 and a fee of $250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)



                                                    Compensation Table

                          Aggregate Compensation   Pension or Retirement     Estimated Annual         Total Compensation From
Name of Person,           From the Fund            Benefits Accrued as Part  Benefits Upon Retirement Fund and Fund Complex Paid
Position                                           of Fund Expenses                                   to Directors*

Dr. W. Giles Mellon,      $2,000                   0                         0                        $59,500 (16 Funds)
Director

Robert Straniere,         $2,000                   0                         0                        $59,500 (16 Funds)
Director

Dr. Yung Wong,            $2,000                   0                         0                        $59,500 (16 Funds)
Director

*

The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending May 31, 1999. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

IV. CONTROL PERSONS  AND  PRINCIPAL  HOLDERS OF  SECURITIES

On August 31, 1999 there were 11,501,136 Class A Shares of the Fund outstanding, and 2,009,089 Class B Shares outstanding. As of August 31, 1999, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of August 31, 1999:

                                                                 Nature of

Name and Address                   % of Class                     Ownership

Class A Shares

Reich & Tang LP                      27.71%                       Beneficial
600 Fifth Avenue
New York,  NY  10020

Interstate Tower                     26.59%                       Beneficial
P.O. Box 1012
Charlotte,  NC  28201

Gary and Ana Walker                   8.00%                       Record
201 2nd Street
Macon,  GA  31201

Lillian R. Director                   5.31%                       Record
7391 Hodgson Memorial Drive
Savannah,  GA  31406

Donald R. Keough                      5.05%                       Record
2500 Galleria Pkwy.
Atlanta,  GA  30339

Class B Shares
Phyllis Mansour Crews                54.78%                       Beneficial
Morgan Stanley Dean Witter
440 South LaSalle
Chicago,  IL  60605

Lewco Securities                     24.91%                       Beneficial
34 Exchange Place
New Jersey, NJ

Lewco Securities                     19.91%                       Beneficial
34 Exchange Place
New Jersey, NJ


V.  INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of August 31, 1999, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $14.1 billion. In addition to the Fund, the Manager acts as investment manager and administrator of eighteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.


Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") was the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Subsequently, effective March 31, 1998, Nvest Companies, L.P. ("Nvest Companies") due to a change in name of NEICOP, replaced NEICOP as the limited partner and owner of a 99.5% interest in the Manager.

Reich & Tang Asset Management, Inc. (an indirect wholly-owned subsidiary of Nvest Companies) is the sole general partner and owner of the remaining 0.5% interest of the Manager. Nvest Corporation, a Massachusetts Corporation (formerly known as New England Investment Companies, Inc.), serves as the managing general partner of Nvest Companies.

Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13% of the outstanding partnership interests of Nvest Companies.

MetLife is a mutual life insurance company and is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through more than seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management L.P., Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Kobrick Funds, LLC, Loomis, Sayles & Company, L.P., New England Funds, L.P., Nvest Advisor Services, L.P., Nvest Associates, Inc., Nvest Retirement Services, Nvest Services Company, Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers of more than 80 other registered investment companies.

The recent name change did not result in a change of control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations.

The Investment Management Contract was approved by the shareholders on June 8, 1998, and the Fund's Board of Directors on October 16, 1997. The Investment Management Contract has a term which extends to May 31, 2000. It is continued in force thereafter for successive twelve-month periods beginning each June 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee (the "Management Fee") equal to .40% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. The Manager, at its discretion, may voluntarily waive all or a portion of the Management Fee.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee (the "Administrative Services Fee") equal to .21% per annum of the Fund's average daily net assets. For the Fund's fiscal year ended May 31, 1999 , the Manager received a fee of $7,049, all of which was voluntarily waived.

For the Fund's fiscal year ended May 31, 1999, the fee paid to the Manager under the Investment Management Contract was $13,426 all of which was voluntarily waived. The Fund's net assets at the close of business on May 31, 1999 totaled $6,822,631.

The Manager at its discretion may waive its rights to any portion of the Management Fee or the Administrative Services Fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein).

Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its Management Fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Expense Limitation

The Manager has agreed, pursuant to the Investment Management Contract, (See "Distribution and Service Plan" herein), to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Distribution And Service Plan

The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with Reich & Tang Distributors, Inc., (the "Distributor"), as distributor of the Fund's shares.

The Fund is currently subdivided into two classes of common stock, Class A and Class B. The Class A shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services. For its services under the Shareholder Servicing Agreement (with respect to the Class A shares only), the Distributor receives from the Fund a fee equal to .25% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended May 31, 1999, the amount payable to the Distributor under the Distribution and Service Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $8,205, none of which was waived. During the same period, the Manager and Distributor made payments under the plan totaling $2,414 for printing prospectuses and applications. For the fiscal year ended May 31, 1999, the total amount spent pursuant to the Plan for Class A shares was 0.7% of the average daily net assets of the Class A shares, all of which was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares, and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor determines the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract or the Shareholder Servicing Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan was most recently approved on April 8, 1999 to continue in effect for one year. Thereafter it may continue in effect for successive annual periods provided it is approved by the Class A shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A shareholders.

Custodian And Transfer Agent

Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Auditors

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with Georgia law are passed upon by Kilpatrick Stockton LLP, Suite 2800, 1100 Peachtree Street, Atlanta, Georgia 30309.

McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII. CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A and Class B shares have different class designations, (ii) only the Class A shares are assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Class A shares' average daily net assets, and (iii) only the holders of the Class A shares are entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1. The exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase and redemption of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)

IX. TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), and under Georgia law as a "regulated investment company" that distributes "exempt-interest dividends". It intends to continue to qualify as long as qualification as a regulated investment company is in the best interests of its shareholders because qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from gross income by the Fund's shareholders under Section 103(a) of the Code, although the amount of such interest will have to be disclosed on the shareholders' Federal tax return. A shareholder should consult its tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity" bonds, if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. For Social Security recipients, interest on tax exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. The amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets that are attributable to private activity bonds acquired by the Fund, less any deductions attributable to such income. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income", which includes tax-exempt interest.

Although not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain from sales of assets with a holding period of more than twelve months over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 20% to non-corporate shareholders. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt interest income for each taxable year. These distributions will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations. Battle Fowler LLP has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

The Code provides that the interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred, or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund. The Clinton Administration's Revenue Proposals for fiscal year 2000 would extend this provision as it applies to financial entities.

In South Carolina v. Baker, the United States Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure.

The exemption from Federal income tax of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the Federal income tax consequences described above.

Georgia Income Taxes

Under Section 48-7-27(b)(1)(A) of the Official Code of Georgia Annotated, interest on obligations of the State of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the State of Georgia's individual income tax. Likewise, under Section 48-7-27(b)(2) of the Official Code of Georgia Annotated interest on exempt obligations of the U.S. government, its territories and possessions (including Puerto Rico, Guam, and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government is also exempt from the State of Georgia's individual income tax. To the extent that distributions from the Fund attributable to interest on obligations of the State of Georgia and its political subdivisions is excluded from federal adjusted gross income, therefore, they will likewise be excluded from the Georgia individual income tax.

The stated position of the Georgia Department of Revenue is that the exempt treatment for interest derived from such exempt obligations is also extended to distributions of regulated investment companies, such as the Fund. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations, or for obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such as for temporary or defensive purposes, such distributions will generally be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the Fund are fully included in each individual shareholder's Georgia taxable income as dividend income and long-term capital gain, respectively, and are currently taxed at ordinary income tax rates. Ownership of Shares in the Fund may also result in collateral Georgia tax consequences for certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

X. UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, solicits orders for the purchase of the Fund's shares, provided that any subscriptions and orders are not binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.

XI. CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund which is tax exempt (as computed pursuant to the formulae previously discussed) by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor needs to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.

The Fund's Class A shares' yield for the seven day period ended May 31, 1999 was 2.55%, which is equivalent to an effective yield of 2.58%. The Fund's Class B shares' yield for the seven day period ended May 31, 1999 was 2.78%, which is equivalent to an effective yield of 2.82%.

XII. FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended May 31, 1999 and the report therein of McGladrey & Pullen, LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

* As described by ratings agencies.

                                         INDIVIDUAL EQUIVALENT YIELD TABLE
                          (Based on Tax Rates Effective until December 31, 1999)

------------------------------------------------------------------------------------------------------
                                 TAXABLE EQUIVALENT YIELD TABLE
------------------------------------------------------------------------------------------------------
                             1. If Your Taxable Income Bracket Is . . .
-------------------- ---------------- -------------- ----------------- ---------------- --------------
Single                     $0-          $25,751-         $62,451          $130,251-       $283,151
Return                   25,750          62,450          -130,250          283,150        and over
-------------------- ---------------- -------------- ----------------- ---------------- --------------
Joint                      $0-          $42,351-         $104,051-        $158,551-       $283,151
Return                   43,050          102,300         158,550           283,150        and over
-------------------- ---------------- -------------- ----------------- ---------------- --------------
------------------------------------------------------------------------------------------------------
                          2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------
-------------------- ---------------- -------------- ----------------- ---------------- --------------
Federal
Tax Rate                 15.00%          28.00%           31.00%           36.00%          39.60%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
-------------------- ---------------- -------------- ----------------- ---------------- --------------
State
Tax Rate                  6.00%          6.00%            6.00%             6.00%           6.00%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
-------------------- ---------------- -------------- ----------------- ---------------- --------------
Combined
Tax Bracket              20.10%          32.32%           35.14%           39.84%          43.22%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
------------------------------------------------------------------------------------------------------
                             3. Now Compare Your Tax Free Income Yields
                                     With Taxable Income Yields
------------------------------------------------------------------------------------------------------
-------------------- ---------------------------------------------------------------------------------
Tax Exempt
Yield                           Equivalent Taxable Investment Yield
-------------------- ---------------------------------------------------------------------------------
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      2.00%               2.50%           2.96%           3.08%              3.32%           3.52%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      2.50%               3.13%           3.69%           3.85%              4.16%           4.40%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      3.00%               3.75%           4.43%           4.63%              4.99%           5.28%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      3.50%               4.38%           5.17%           5.40%              5.82%           6.16%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      4.00%               5.01%           5.91%           6.17%              6.65%           7.05%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      4.50%               5.63%           6.65%           6.94%              7.48%           7.93%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      5.00%               6.26%           7.39%           7.71%              8.31%           8.81%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      5.50%               6.88%           8.13%           8.48%              9.14%           9.69%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      6.00%               7.51%           8.87%           9.25%              9.97%          10.57%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      6.50%               8.14%           9.60%          10.02%             10.80%          11.45%
-------------------- ---------------- -------------- ----------------- ---------------- --------------
      7.00%               8.76%          10.34%          10.79%             11.64%          12.33%
-------------------- ---------------- -------------- ----------------- ---------------- --------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                        CORPORATE EQUIVALENT YIELD TABLE
                          (Based on Tax Rates Effective until December 31, 1999)

------------------------------------------------------------------------------------------------------------------------------------
                   1. If Your Taxable Income Bracket Is . . .
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
Corporate              $0-     $50,001-     $75,001-      $100,001-        $335,001-    $10,000,001-    $15,000,001-     $18,333,334
Return            50,000        75,000      100,000        335,000        10,000,000     15,000,000      18,333,333        and over
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
------------------------------------------------------------------------------------------------------------------------------------
                    2.  Then  Your  Combined   Income  Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
Federal
Tax Rate            15.00%       25.00%       34.00%         39.00%         34.00%          35.00%          38.00%           35.00%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
State
Tax Rate            6.00%        6.00%        6.00%          6.00%           6.00%          6.00%            6.00%           6.00%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
Combined
Marginal
Tax Rate            20.10%       29.50%       37.96%         42.66%         37.96%          38.90%          38.90%           38.90%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
------------------------------------------------------------------------------------------------------------------------------------
                                3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
--------------- --------------------------------------------------------------------------------------------------------------------
Tax Exempt                                               Equivalent Taxable Investment Yield
Yield                                                     Required to Match Tax Exempt Yield
--------------- --------------------------------------------------------------------------------------------------------------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    2.00%           2.50%        2.84%        3.22%          3.49%           3.22%          3.27%            3.43%           3.27%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    2.50%           3.13%        3.55%        4.03%          4.36%           4.03%          4.09%            4.29%           4.09%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    3.00%           3.75%        4.26%        4.84%          5.23%           4.84%          4.91%            5.15%           4.91%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    3.50%           4.38%        4.96%        5.64%          6.10%           5.64%          5.73%            6.01%           5.73%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    4.00%           5.01%        5.67%        6.45%          6.98%           6.45%          6.55%            6.86%           6.55%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    4.50%           5.63%        6.38%        7.25%          7.85%           7.25%          7.36%            7.72%           7.36%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    5.00%           6.26%        7.09%        8.06%          8.72%           8.06%          8.18%            8.58%           8.18%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    5.50%           6.88%        7.80%        8.87%          9.59%           8.87%          9.00%            9.44%           9.00%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    6.00%           7.51%        8.51%        9.67%          10.46%          9.67%          9.82%           10.30%           9.82%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    6.50%           8.14%        9.22%        10.48%         11.34%         10.48%          10.64%          11.15%           10.64%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    7.00%           8.46%        9.93%        11.28%         12.21%         11.28%          11.46%          12.01%           11.46%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                           PART C - OTHER INFORMATION


Item 23.          Exhibits.


(a) Articles of Incorporation of the Registrant (filed with initial Registration Statement No. 333.-37491 on October 9, 1997 and incorporated by reference herein).

(b) By-laws of the Registrant (filed with initial Registration Statement No. 333.-37491 on October 9, 1997 and incorporated by reference herein).

(c)      Not Applicable.

(d) Form of Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P. (filed as exhibit 5 with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

(e) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors Inc. (filed as exhibit 15.2 with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

(f)      Not applicable.

(g)      Form of Custody Agreement between the Registrant and Investors
         Fiduciary Trust Company (filed  as  exhibit  8  with   Pre-Effective
         Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

(h) Form of Administrative Services Contract between the Registrant and Reich & Tang Asset Management L.P. (filed as exhibit 9.1 with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

 (i) Opinion of Messrs. Battle Fowler LLP, as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the headings "Federal Income Taxes" in the Prospectus and Statement of Additional Information (filed as exhibit 10.1 with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

(i.1) Opinion of Kilpatrick & Stockton LLP (filed as exhibit 10.2 with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

 (j)     Consent of Independent Auditors.

(k) Audited Financial Statements for the fiscal year ended May 31, 1999 (filed with the Annual Report and incorporated by reference herein).

(l) Form of written assurance of Reich & Tang Asset Management L.P., that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling (filed as exhibit 13 with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

(m) Form of Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (filed as exhibit 15.1 with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

(m.1) Form of Distribution Agreement between Registrant and Reich & Tang Distributors, Inc. (see exhibit (e) above).

(m.2) Form of Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. (filed as exhibit 15.3 with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

(n)      Financial Data Schedule (Filed for Edgar purposes only).

(o) Amendment No 2 to the Rule 18f-3 Plan for Multi-Class (filed as exhibit 18 with Pre-Effective Amendment No. 1 to on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

(p) Power of Attorney of principal officers and directors of the Registrant (filed as exhibit 16 with Pre-Effective Amendment No. 1 to on Form N-1A to Registration Statement No. 333-37491 on June 8, 1998 and incorporated by reference herein).

Item 24.  Persons Controlled by or Under Common Control with Registrant.

                  None.

Item 25.  Indemnification.

         Registrant incorporates by reference herein the response to Item 27 of the Registration Statement No. 333-37491 filed with the Commission on October 9, 1997.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities &Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.  Business and Other Connections of Investment Adviser.

        The description of Reich & Tang Asset Management L.P. ("RTAMLP") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment No. 1 to the Registration Statement are incorporated herein by reference.

        Registrant's investment advisor, RTAMLP, is a registered investment advisor. Nvest Companies, L.P. (Nvest) is the limited partner and owner of a 99.5% interest in RTAMLP. Reich & Tang Asset Management, Inc.

("RTAM")(an indirect wholly-owned subsidiary of Nvest) is the sole general partner and owner of the remaining .05% interest in RTAMLP. RTAMLP's investment advisory clients include more than twenty-one registered investment companies which invest in money market instruments, equity securities and debt securities. In addition, RTAMLP is the sole general partner of ten investment partnerships organized as limited partnerships.

Peter S. Voss, President, has been Chief Executive Officer and a Director of Nvest Corporation (formerly New England Investment Companies, Inc.) since October 1992, Chairman of the Board of Nvest Corporation since December 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer Nvest Corporation since July 1993. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of Nvest Corporation since December 1989, and Secretary of Westpeak and Draycott and the Treasurer of Nvest Corporation. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary of NEIC since September 1993, and Vice President of Reich & Tang Mutual Funds since July 1994. Richard E. Smith, III has been a Director of RTAM since July 1994, and President and Director of RTAM since July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994. Steven W. Duff has been a Director of RTAM since October 1994, and President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994. Mr. Duff is President and a Director/Trustee of 14 funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., and Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President/Compliance of RTAM since July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn is also Secretary of 14 funds in the Reich & Tang Complex and a Vice President and Secretary of 5 funds in the Reich & Tang Fund Complex. Richard DeSanctis has been Treasurer of RTAM since July 1994, Assistant Treasurer of NEIC since September 1993, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. DeSanctis is also Treasurer of 18 funds in the Reich & Tang Fund Complex. and is Vice President and Treasurer of Cortland Trust, Inc. Richard I. Weiner has been Vice President of RTAM since July 1994, Vice President of NEIC since September 1993, and Vice President of Reich & Tang Asset Management L.P. Capital Management Group since July 1994. Mr. Weiner has served as a Vice President of Reich & Tang, Inc. since September 1982. Rosanne Holtzer has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986, in addition she is also Assistant Treasurer of 19 funds in the Reich & Tang Fund Complex.

Item 27.  Principal Underwriters.

         (a) Reich & Tang Distributors, Inc., the Registrant's Distributor, is also distributor for Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons' the principal address is 600 Fifth Avenue, New York, New York 10020.


                        Positions and Offices              Positions and Offices
Name                    with the Distributor               with the Registrant

Peter S. Voss              Director                         None
G. Neal Ryland             Director                         None
Edward N. Wadsworth        Executive Officer                None
Richard E. Smith III       President                        None
Peter DeMarco              Executive Vice President         None
Steven W. Duff             Director                         President
Bernadette N. Finn         Vice President                   Secretary
Lorraine C. Hysler         Secretary                        None
Richard De Sanctis         Treasurer                        Treasurer
Richard I. Weiner          Vice President                   None


         (c)      Not applicable.

Item 28.  Location of Accounts and Records.

         Accounts,  books and  other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant, at Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020, the Registrant's Manager; Reich & Tang Services Inc., 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent and Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, 64104, the Registrant's custodian.

Item 29.  Management Services.


             Not applicable.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of September, 1999.


                                     GEORGIA DAILY MUNICIPAL INCOME FUND, INC.


                                     By: /S/Steven W. Duff
                                         Steven W. Duff, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


    SIGNATURE                              TITLE                     DATE


(1) Principal Executive Officer


                                      President and Director  September 28, 1999

    /S/Steven W. Duff
    Steven W. Duff


(2) Principal Financial and
    Accounting Officer:


                                       Treasurer              September 28, 1999
    /S/Richard De Sanctis
    Richard De Sanctis



(3)  Majority of Directors

     W. Giles Mellon
     Yung Wong
     Robert Straniere



By:                                                           September 28, 1999
     /S/Bernadette N. Finn
     Bernadette N. Finn
     Attorney-in-Fact*